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                      METROPOLITAN LIFE INSURANCE COMPANY
               NEW ENGLAND VARIABLE ANNUITY FUND I (the "Fund")

                      Supplement dated September 22, 2000
     to the Statement of Additional Information ("SAI") dated May 1, 2000

Nvest Companies, L.P. ("Nvest Companies"), has entered into an agreement with CDC Asset Management ("CDC") for CDC to acquire all of Nvest Companies' outstanding partnership units. CDC is the investment management arm of Caisse des Depots Group, which is a major French diversified financial institution. Nvest Companies will be renamed CDC Asset Management-North America, which will continue to own its interests in Capital Growth Management Limited Partnership.

Nvest Companies owns a 50% limited partnership interest in Capital Growth Management Limited Partnership ("CGM"), the investment adviser to the Fund. The Investment Company Act of 1940 provides generally that advisory agreements of mutual funds, including the advisory agreement the Fund currently has with CGM, automatically terminate when the investment adviser or its parent company undergoes a significant change in ownership. Consequently, the Fund will seek approval of a new agreement from its contractholders prior to consummation of the transaction. The Fund's Board of Managers decided at a meeting held on August 3, 2000 to recommend that the contractholders of the Fund vote to approve a new advisory agreement at a Special Meeting of Contractholders to be held on October 30, 2000.

The Fund is a separate account of Metropolitan Life Insurance Company (the "Company"), a wholly-owned subsidiary of MetLife, Inc., the shares of which are traded on the New York Stock Exchange. The Company owns, directly and indirectly, through its wholly-owned subsidiary, MetLife New England Holdings, Inc., a majority limited partnership interest in Nvest Companies and, through MetLife New England Holdings, Inc., a 100% interest in Nvest Companies' managing general partner, Nvest Corporation. Upon the closing of the transaction, the Company will have no ownership or control of Nvest Companies or Nvest Corporation.

Consummation of the transaction between Nvest and CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest Companies and Nvest, L.P. The transaction is expected to close in the fourth quarter of 2000. This SAI will not be further supplemented if the closing of the transaction occurs as expected and the contractholders approve the new advisory agreement at the contractholders meeting.


VA-197-00